EXHIBIT 10.1

EXECUTION COPY

RESTATEMENT AGREEMENT

This RESTATEMENT AGREEMENT, dated as of November 29, 2012 (this “Restatement Agreement”), is entered into by and among KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., a corporation with variable capital (sociedad anónima de capital variable) organized under the laws of Mexico (the “Borrower”), the subsidiary guarantors listed on the signature pages hereof (the “Subsidiary Guarantors”), the Lenders under the Credit Agreement (as defined below) that are party hereto (the “Consenting Lenders”, and together with the other Lenders (as defined in the Credit Agreement), the “Existing Lenders”), the Eligible Assignees party hereto that are not Existing Lenders (the “New Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrower, the Existing Lenders, the Administrative Agent, the Collateral Agent and the other entities party thereto, entered into that certain Amended and Restated Credit Agreement, dated as of September 30, 2011 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

(2) The Borrower requested to amend and restate the Credit Agreement in the form of the Second Amended and Restated Credit Agreement attached as Annex A hereto (the “Amended Credit Agreement”);

(3) The amendments contemplated by the Amended Credit Agreement require the consent of all the Lender Parties pursuant to Section 10.1(b) and (f)(ii) of the Credit Agreement;

(4) The Consenting Lenders and the New Lenders are willing to amend the Credit Agreement in the form of the Amended Credit Agreement upon the terms and conditions set forth herein;

(5) Certain Existing Lenders have not approved the requested amendments and, pursuant to Section 4.9 of the Credit Agreement, the Borrower requires that each such non-consenting Lender assign and delegate all of its interests, rights and obligations under the Credit Agreement and the Loan Documents, including, without limitation, such non-consenting Lender’s Loans and Commitments, to the Consenting Lenders and the New Lenders that shall assume such obligations; and

(6) In accordance with Sections 10.1 and 10.11 of the Credit Agreement, the Administrative Agent, the Collateral Agent, the Consenting Lenders, the New Lenders, the Borrower and the Subsidiary Guarantors have each agreed, subject to the terms and conditions stated below, to the transactions described herein;

NOW, THEREFORE, in consideration of the premises and in order to induce the parties hereto to enter into the transactions described herein and the lenders under the Amended Credit Agreement to extend credit and other financial accommodations to the Borrower pursuant to the Amended Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Administrative Agent, the Collateral Agent, the Consenting Lenders, the New Lenders, the Borrower and the Subsidiary Guarantors hereby agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Amended Credit Agreement. The provisions of Section 1.5 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Replacement of Non-Consenting Lenders. If any Existing Lender declines or fails to consent to this Restatement Agreement by returning an executed counterpart hereof to the Administrative Agent prior to the Consent Deadline (as defined in Section 5(a)(xi) below) and the condition to effectiveness set forth in Section 5(a) below is satisfied, then pursuant to and in compliance with the terms of Section 4.9 of the Credit Agreement, such Existing Lender shall be replaced and its Commitments and/or Loans and other Obligations purchased and assumed by either (x) a New Lender or (y) a Consenting Lender which is willing to increase its Commitments and/or Loans, in each case upon its execution and delivery of this Restatement Agreement (which will also be deemed to be its execution and delivery of a Lender Assignment Agreement substantially in the form of Exhibit D to the Amended Credit Agreement as an “Assignee” defined therein and thereunder, agreeing in such capacity to all the terms therein applicable to it), such that immediately after giving effect to this Restatement Agreement on the Restatement Effective Date (as defined in Section 5 below), the amounts of Commitments and Loans held by each New Lender and Consenting Lender are the amounts opposite such Lender as set forth in Schedule 1 hereto. If any transaction contemplated by this Section 2 shall contradict Section 4.9 or 10.11 of the Credit Agreement, the Consenting Lenders constituting the Required Lenders hereby consent to any such contradiction.

SECTION 3. Amendment and Restatement of the Credit Agreement. The Administrative Agent, the Collateral Agent, each Consenting Lender, each New Lender and the Borrower hereby agree that the Credit Agreement is, effective as of the Restatement Effective Date, hereby amended and restated in full as set forth in the form of the Amended Credit Agreement.

SECTION 4. Consent and Reaffirmation; No Novation; Effect of this Restatement Agreement. (a) The Borrower and each other Loan Party hereby consents to this Restatement Agreement and the transactions contemplated hereby, and hereby (i) agrees that, notwithstanding the effectiveness of this Restatement Agreement or the consummation of the transactions contemplated hereby, each of the Security Documents continue to be in full force and effect, (ii) affirms and confirms its guarantee (in the case of each of the Subsidiary Guarantors) of the Obligations and (in the case of each Obligor) the pledge of and/or grant of a security interest in those of its assets constituting collateral pursuant to the Security Documents to secure the Obligations, all as provided in the Loan Documents as originally executed (and, if applicable, as such Security Documents have been amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof), and (iii) acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, as modified hereby. Neither this Restatement Agreement nor the effectiveness of the Amended Credit Agreement nor the transactions contemplated hereby or thereby shall extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the Liens and security interests existing immediately prior to the Restatement Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing contained herein or in the Amended Credit Agreement shall be construed as a novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby (including by the Amended Credit Agreement).

(b) Except as expressly set forth herein, this Restatement Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Existing Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Obligor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances. This Restatement Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Restatement Effective Date, as used in the Amended Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, shall, unless the context otherwise requires, refer to the Amended Credit Agreement and any reference to the Credit Agreement in any Loan Document shall mean the Credit Agreement as modified hereby. This Restatement Agreement shall constitute a “Loan Document” or all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Conditions of Effectiveness. This Restatement Agreement shall become effective as of the first date upon which each of the conditions precedent set forth in this Section 5 shall be satisfied or waived in accordance with Section 10.1 of the Credit Agreement (such date, the “Restatement Effective Date”):

(a) the Administrative Agent shall have received on or before the Restatement Effective Date the following, each dated such day (unless otherwise specified):

(i) executed counterparts of this Restatement Agreement by the Borrower, each Subsidiary Guarantor, the Administrative Agent, the Consenting Lenders constituting at least the Required Lenders under the Credit Agreement, each other Consenting Lender and each of the New Lenders;

(ii) a Note executed by the Borrower in favor of each Consenting Lender and each New Lender requesting a Note at least three Business Days prior to the Restatement Effective Date;

(iii) a certificate from each Obligor, dated as of the Restatement Effective Date with counterparts for each Lender requesting the same at least three Business Days prior to the Restatement Effective Date, duly executed and delivered by an Authorized Officer of such Obligor as to

(1) copies, authorized by a Mexican notary public, of resolutions of each such Obligor’s Board of Directors and/or shareholders (or other managing body, in the case of other than a corporation) then in full force and effect authorizing, to the extent relevant, the execution, delivery and performance of this Restatement Agreement and any amendments, supplements or amendments and restatements of other Loan Documents, including Security Documents, to be executed by such Obligor and the transactions contemplated hereby and thereby;

(2) the incumbency and signatures of its Authorized Officers;

(3) the full force and validity of each Organic Document of such Obligor and copies thereof; and

(4) certified copies of the powers of attorney of each Obligor, notarized by a Mexican notary public (including authority for actos de dominio and to subscribe títulos de crédito) to execute this Restatement Agreement and any other Loan Documents as amended hereby, duly registered at the applicable public registries; upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of an Authorized Officer of any such Person canceling or amending the prior certificate of such Person;

(iv) opinions addressed to the Administrative Agent and all Lenders, from

(1) White & Case LLP, United States counsel to the Obligors, in form and substance satisfactory to the Administrative Agent; and

(2) White & Case S.C., Mexican local counsel to the Obligors, in form and substance satisfactory to the Administrative Agent;

(3) Ritch Mueller, S.C., Mexican local counsel to the Administrative Agent, in form and substance satisfactory to the Administrative Agent;

(v) a certificate, duly executed and delivered by an Authorized Officer of the Borrower, certifying that at the time of and after giving effect to the transactions contemplated by this Restatement Agreement on the Restatement Effective Date, (a) the representations and warranties set forth in each Loan Document are true and correct in all material respects as of the Restatement Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), in each case other than representations and warranties that are subject to a Material Adverse Effect or other materiality qualifier, in which case such representations and warranties are (or were) true and correct in all respects and (b) no Default or Event of Default shall have occurred and be continuing;

(vi) financial projections of the Borrower through December 31, 2014, in form and substance satisfactory to the Administrative Agent;

(vii) to the extent requested in writing at least 5 Business Days prior to the Restatement Effective Date, all documentation and other information that may be reasonably required by the Lenders in order to enable compliance with applicable “know your customer” and anti-money laundering rules and regulation, including the PATRIOT Act, and the information described in Section 10.14 of the Amended Credit Agreement, it being understood that the Borrower and certain of its Subsidiaries do not have U.S. taxpayer identification numbers;

(viii) a certificate, dated as of the Restatement Effective Date, of an Authorized Officer of the Borrower (a) stating that the Concession Title is in full force and effect and that the Borrower is in material compliance with all terms and conditions applicable thereunder or pursuant to Applicable Law and (b) certifying as to the Borrower’s ownership of certain locomotives identified in Item 5.1.16 of the Disclosure Schedule;

(ix) (i) the designation of the Process Agent to receive service of process in the State of New York on behalf of each Obligor and a letter in form and substance reasonably satisfactory to the Administrative Agent from the Process Agent accepting such designation and (ii) certified copies of the powers of attorney of each Obligor, notarized by a Mexican notary public, appointing such agent for service of process granted pursuant to Mexican Law

(x) evidence of the payment of all amounts payable thereto or to any Consenting Lender, Non-Consenting Lender or Lead Arranger (as defined in the Amended Credit Agreement) on or prior to the Restatement Effective Date pursuant to this Restatement

Agreement or any other Loan Document (including any outstanding principal, interest and fees owing to any Non-Consenting Lender, any arrangement fee payable to any Lead Arranger in connection herewith and the accrued fees and expenses of counsel to the Administrative Agent to the extent required to be reimbursed pursuant to that certain Arrangement Letter dated as of November 8, 2012 by and among the Borrower and each Lead Arranger); and

(xi) evidence of the payment of an upfront fee in an amount equal to 0.125% of the aggregate Commitments after giving effect to this Restatement Agreement as of the Restatement Effective Date, by wire transfer of immediately available funds, for the ratable benefit of each Consenting Lender and New Lender that has delivered an executed counterpart hereof to the Administrative Agent prior to 5:00 p.m. (New York City time), November 29, 2012 (the “Consent Deadline”).

(b) At the time of and after giving effect to the transactions contemplated by this Restatement Agreement on the Restatement Effective Date, the representations and warranties set forth in each Loan Document are true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), in each case other than representations and warranties that are subject to a Material Adverse Effect or other materiality qualifier, in which case such representations and warranties are (or were) true and correct in all respects.

(c) At the time of and after giving effect to the transactions contemplated by this Restatement Agreement on the Restatement Effective Date, no Default shall have occurred and be continuing.

For purposes of determining compliance with the conditions specified above, each Consenting Lender and each New Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Persons unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Person prior to the Restatement Effective Date specifying its objection thereto.

SECTION 6. Acknowledgement. The Lenders acknowledge that the Leverage Ratio, as set forth in the certificate of the chief financial officer or other senior financial or senior accounting officer of the Borrower, dated as of the date hereof, does not exceed 3.50:1.

SECTION 7. Representations and Warranties.

(a) Each of the Borrower and each Subsidiary Guarantor hereby represents and warrants as to itself, on and as of the date hereof, that (i) the execution, delivery and performance by such party of this Restatement Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate or other action, and (ii) this Restatement Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Each of the Borrower and each Subsidiary Guarantor hereby represents and warrants that, both on and as of the date hereof and on and as of the Restatement Effective Date, both before and after giving effect to this Restatement Agreement, no Default or an Event of Default under the Credit Agreement or the Amended Credit Agreement has occurred and is continuing.

SECTION 8. Other Agreements.

Each of the Borrower and each Subsidiary Guarantor shall (a) execute and deliver to the Administrative Agent, no later than the day that is 20 Business Days after the Restatement Effective Date, executed counterparts of (i) the Third Amendment Agreement to the Obligor Pledge Agreement, duly executed and delivered by an Authorized Officer of the Borrower and of each Subsidiary Guarantor, as pledgors, and the Collateral Agent, as pledgee, notarized before a Mexican notary public and (ii) the Second Amendment Agreement to the Capital Securities Pledge Agreement for each Subsidiary Guarantor, duly executed and delivered by an Authorized Officer of the Borrower and/or any other owner of Capital Securities of such Subsidiary Guarantor, as pledgors, and the Collateral Agent, as pledgee, notarized before a Mexican notary public, together with the other documents and deliverables specified therein and (b) cause the delivery of an opinion addressed to the Administrative Agent and all Lenders from White & Case LLP, United States counsel to the Obligors, in form and substance satisfactory to the Administrative Agent; provided that, if prior to the execution and delivery of the documents described in clauses (a) and (b) above during the 20 Business Day period, the Obligor Pledge Agreement and the Capital Securities Pledge Agreements terminate upon the commencement of an Investment Grade Period pursuant to Section 9.12 of the Amended Credit Agreement, the requirement to deliver such documents shall also terminate.

SECTION 9. Execution in Counterparts.

This Restatement Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier or other form of electronic communication of an executed counterpart of a signature page to this Restatement Agreement shall be effective as delivery of an original executed counterpart of this Restatement Agreement.

SECTION 10. Governing Law; Jurisdiction; Waiver of Jury Trial. The provisions of Sections 10.9, 10.13 and 10.21 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Restatement Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V

By	/s/ Michael W. Cline

Name: Michael W. Cline
Title: Attorney-in-fact

ARRENDADORA KCSM, S. de R.L. de C.V.

By	/s/ Michael W. Cline

Name: Michael W. Cline
Title: Attorney-in-fact

HIGHSTAR HARBOR HOLDINGS MEXICO, S. de R.L. de C.V.

By	/s/ Michael W. Cline

Name: Michael W. Cline
Title: Attorney-in-fact

MTC PUERTA MEXICO, S. de R.L. de C.V.

By	/s/ Michael W. Cline

Name: Michael W. Cline
Title: Attorney-in-fact

VAMOS a MEXICO, S.A. de C.V.

By	/s/ Michael W. Cline

Name: Michael W. Cline
Title: Attorney-in-fact

[Lender Signature Page to the Restatement Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By	/s/ Robert P. Kellas

Name: Robert P. Kellas
Title: Executive Director

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By	/s/ Robert P. Kellas

Name: Robert P. Kellas
Title: Executive Director

[Lender Signature Page to the Restatement Agreement]

JPMORGAN CHASE BANK, N.A., as Consenting Lender

By	/s/ Robert P. Kellas

Name: Robert P. Kellas
Title: Executive Director

, as New Lender

By

Name:
Title:

[Lender Signature Page to the Restatement Agreement]

BANK OF AMERICA, N.A., as Consenting Lender

By	/s/ Gonzalo Isaacs

Name: Gonzalo Isaacs
Title: Managing Director

, as New Lender

By

Name:
Title:

BBVA Bancomer, S.A., Institución de Banca Múltiple Grupo Financiero BBVA Bancomer, as Consenting Lender

By	/s/ Aida Arana Jimenez

Name: Aida Arana Jimenez
Title: Attorney in fact

BBVA Bancomer, S.A., Institución de Banca Múltiple Grupo Financiero BBVA Bancomer, as Consenting Lender

By	/s/ Alonso Jose Molina Vazquez

Name: Alonso Jose Molina Vazquez
Title: Attorney in fact

[Lender Signature Page to the Restatement Agreement]

The Bank of Tokyo-Mitsubishi UFJ, Ltd. as New Lender

By	/s/ Yoshihiko Takaira

Name: Yoshihiko Takaira
Title: Vice President

CITIBANK N.A., as Consenting Lender

By	/s/ Leslie Munroe

Name: Leslie Munroe
Title: Attorney-in-Fact Nassau, Bahamas Branch

, as New Lender

By

Name:
Title:

[Lender Signature Page to the Restatement Agreement]

Comerica Bank, as Consenting Lender

By	/s/ Mark F. Layton

Name: Mark F. Layton
Title: Vice President

, as New Lender

By

Name:
Title:

[Lender Signature Page to the Restatement Agreement]

Wells Fargo Bank, National Association, as Consenting Lender

By	/s/ Kathleen H. Gound

Name: Kathleen H. Gound
Title: Vice President

, as New Lender

By

Name:
Title:

The Bank of Nova Scotia, as Consenting Lender

By	/s/ Michelle Heaphy

Name: Michelle Heaphy
Title: Director - CAG

By	/s/ Stephen H. Corey

Name: Stephen H. Corey
Title: Director - CAG

, as New Lender

By

Name:
Title:

[Lender Signature Page to the Restatement Agreement]

Annex A

[Form of Amended Credit Agreement attached]

Schedule 1

Loans and Commitments of Consenting Lenders and New Lenders

	Lender	Revolving Loans	Revolving Credit Commitments
1.	JPMORGAN CHASE BANK, N.A.	$0	$33,000,000
2.	BANK OF AMERICA, N.A.	$0	$33,000,000
3.	BBVA BANCOMER, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER	$0	$33,000,000
4.	BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$0	$30,000,000
5.	CITIBANK N.A.	$0	$26,000,000
6.	COMERICA BANK	$0	$20,000,000
7.	WELLS FARGO BANK, NATIONAL ASSOCIATION	$0	$15,000,000
8.	THE BANK OF NOVA SCOTIA	$0	$10,000,000
	Total:	$0	$200,000,000

Sch. 1 - 1